Exhibit 10.21

GROVE COLLABORATIVE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(2016 EQUITY INCENTIVE PLAN)

GROVE COLLABORATIVE, INC. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Participant restricted stock units (this “Award”) with respect to the number of shares of the Company’s Common Stock set forth below. This Award is subject to all of the terms and conditions as set forth in this notice, in the Restricted Stock Unit Agreement and the Plan, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Restricted Stock Unit Agreement will have the same definitions as in the Plan or the Restricted Stock Unit Agreement. If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Participant:	«Participant»

Date of Grant:	«Grant_Date»

Vesting Commencement Date:	«VestComDate»

Number of Shares Subject to Award:	«NoofShares»

Expiration Date	5th anniversary of Date of Grant

Vesting Schedule: Subject to the terms of the Restricted Stock Unit Agreement, the vesting of each Restricted Stock Unit requires the satisfaction of both of two conditions: an event condition and a service condition. The event condition will be satisfied if a Liquidity Event occurs prior to the Expiration Date so long as the Participant’s Continuous Service continues through the date of such Liquidity Event. The service condition is satisfied with respect to 1/4th of the shares subject to the Award on the Company’s Standard Quarterly Vesting Date (February 15th, May 15th, August 15th and November 15th of each year; provided, that if such date occurs on a weekend or federal holiday, vesting shall occur on the next business day) that occurs in the same calendar quarter as the first anniversary of the Vesting Commencement Date, with 1/16th of the shares subject to the Award vesting on each of the Company’s Standard Quarterly Vesting Dates thereafter so long as the Participant’s Continuous Service continues through the applicable vesting date, except as otherwise provided for in this Restricted Stock Unit Grant Notice. Any Restricted Stock Unit for which both conditions are satisfied shall become vested.

“Liquidity Event” means the first to occur, if any, of: (i) the closing of the initial underwritten public offering of securities of the class of equity securities then subject to the Award pursuant to an effective registration statement filed under the Securities Act; (ii) the time immediately prior to the consummation of a Change in Control and (iii) the consummation of a merger, consolidation or similar transaction in which the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into securities that are publicly-traded on an established exchange.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant acknowledges and agrees that this Restricted Stock Unit Grant Notice and the Restricted Stock Unit Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement, and the Plan set forth the entire understanding between Participant and the Company regarding this Award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) Awards previously granted and delivered to Participant, and (ii) the following agreements only.

OTHER AGREEMENTS:

By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

GROVE COLLABORATIVE, INC.	PARTICIPANT:

By:
Signature		Signature

Title:	Date:

Date:

ATTACHMENTS: Restricted Stock Unit Agreement and 2016 Equity Incentive Plan

ATTACHMENT I

RESTRICTED STOCK UNIT AGREEMENT

ATTACHMENT II

2016 EQUITY INCENTIVE PLAN